Exhibit 10.1
BUSINESS LEASE
This agreement is entered into in Martin County, Florida between:
LANDLORD: SUNSHINE HOLDINGS, INC.
whose address is P.O. BOX 1189 JUPITER, FLORIDA 33468
Telephone(s): 561-741-1185 fax 561-748-6020
TENANT: LIBERATOR MEDICAL SUPPLY, INC.
whose address is 2700 SE MARKET PLACE STUART, FLORIDA 34997
telephone (s) 772-281-2414 fax 772-287-3280
The Landlord, for the consideration of the rents to be paid by the Tenant and the covenants to be kept by the Tenant, hereby leases the following premises to the Tenant:
DESCRIPTION OF THE LEASED PREMISES: Approximately 25,268 square feet.
STREET ADDRESS: 2979 SE Gran Park Way Stuart, Florida 34997.
LEASE TERM: 87 months. SEE ADDENDUM C.
In the event that the leased premises is still under construction on commencement date, the term of this lease shall be adjusted so that commencement date shall be deemed to be the day following the issuance of Certificate of Occupancy ON A SHELL BUILDING issued by the proper Government authority. SEE ADDENDUM B PARAGRAPH 1 FOR COMMENCEMENT DATE.
ACCEPTANCE BY TENANT: The Tenant, as consideration for the use of the leased premises, hereby leases the premises and agrees to abide by the terms and conditions of this lease.
AMOUNT OF RENT: The Tenant agrees to pay the Landlord the minimum rent for the full term of this lease the total rental of: ONE MILLION SIX HUNDRED SEVENTY TWO THOUSAND EIGHTY DOLLARS
$1,672,080 plus THE TOTAL of operating expenses including but not limited to real estate taxes, property insurance, maintenance, office wastebasket trash removal, landscape maintenance, water and sewer, security lighting,, MANAGEMENT FEES, PROPERTY OWNERS ASSOCIATION ASSESSMENTS, etc. which are estimated at $4,211 per month for the first lease year. SEE ADDENDUM B PARAGRAPH 5 FOR EXPENSES PAID DIRECTLY BY THE TENANT.
MANNER OF PAYMENT: The above rent AND OPERATING EXPENSES shall be paid monthly in advance on first day of each month. If the rent is not received by the Landlord on 5th. day of the month, a late fee of 5% of the rent due shall be added to amount due and be deemed as additional rent. Landlord reserves the right to require the Tenant to pay the rent via Electronic Funds Transfer by giving the Tenant 30 day’s written notice

MONTHLY RENT SCHEDULE: FIRST 3 MONTHS ARE FREE.
MONTHS 4-15: $17,110 MONTHS 52-63: $20,800	MONTHS 64-75: $21,840
MONTHS 16-27: $17,970 MONTHS 76-87: $22,930
MONTHS 28-39: $18,870
MONTHS 40-51: 519,820

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INITIALS

A

FUNDS	First month’s rent	$17,110.00
REQUIRED	First month’s operating expenses	$4,211.00
UPON	Sales tax on first month’s rent and operating expenses	$1,279.26
LEASE	Security deposit	$38,439.00
SIGNING	Other	$—
	Total due upon lease signing	$61,039.26
USE OF PREMISES: The tenant shall use the property for OFFICE, MEDICAL SUPPLY WAREHOUSE AND
DISTRIBUTION and for no other purposes.
STANDARD TERMS: The parties agree to abide by the attached “STANDARD TERMS AND CONDITIONS” (pages 1 thru 12).
ADDENDUM (S): The parties agree to abide by the attached addendum(s): A, B, C AND D.
FACSIMILE: A facsimile copy of this lease and any signatures hereon shall be considered for all purposes as originals.
OTHER: [BLANK]
IN WITNESS WHEREOF, the parties hereto set their hands and seals:

WITNESSES:		LANDLORD:

/s/ Illegible	AS	/s/ PAUL MARTIN	2/11/05

		SUNSHINE HOLDINGS INC. BY PAUL MARTIN GLAFENHEIN IT’S PRESIDENT	DATE

/s/ ROBERT J. DEVIS AS TO THE LANDLORD	TO

TENANT:

/s/ Illegible	ALL	/s/ MARK LIBRATORE	2/11/05

		LIBERATOR MEDICAL SUPPLY, INC. BY MARK LIBRATORE, IT’S PRESIDENT	DATE

/s/ Illegible AS TO THE TENANT

GUARANTOR (S):

/s/ Illegible		/s/ MARK LIBRATORE	2/11/05

		MARK LIBRATORE, INDIVIDUAL	DATE

/s/ Illegible AS TO GUARANTOR (S)

B

ADDENDUM A
LEASE
2979 GRAN PARK WAY, STUART, FLORIDA
STUART BUSINESS CENTER EAST
SUNSHINE HOLDINGS, INC., LANDLORD
LIBERATOR MEDICAL SUPPLY, INC., TENANT
LEASED PREMISES SKETCH

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ADDENDUM B
LEASE
2979 GRAN PARK WAY, STUART, FLORIDA
STUART BUSINESS CENTER EAST
SUNSHINE HOLDINGS, INC., LANDLORD
LIBERATOR MEDICAL SUPPLY, INC., TENANT
LEASE PAYMENT START DATE
1.	The lease payments shall commence 90 days after the issuance of a Certificate of Occupancy for a shell warehouse building by the Martin County Florida Building Department.
TENANT IMPROVEMENTS
2.	As consideration for the Tenant taking the building as a shell warehouse with no internal improvements, the Landlord agrees to provide the Tenant with a maximum of $253,700.00 to be solely used to add leasehold improvements to suit the Tenant’s specific needs. The following conditions apply regarding these improvements:
•	All architectural plans must be approved by the Landlord prior to submittal to the Martin County Building Department.

•	All work shall be done by a Florida licensed General Contractor selected by the Tenant and approved by the Landlord.

•	Invoices will be paid by the Landlord for work done and materials provided after receipt by Landlord of lien waivers.

•	The Landlord will supervise the construction of the leasehold improvements.

•	The Tenant will pay any costs in excess of $253,700.00. The Tenant will provide the Landlord with lien releases for all work done and materials supplied.

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PARKING
3.	The parking spaces surrounding the leased premises at Stuart Business Center East are for the exclusive use of the Tenant. Tenants at Stuart Business Center West shall not park at Stuart Business Center East. Likewise, employees and visitors of the Tenant shall not park at Stuart Business Center West. TENANT ACKNOWLEDGES THAT THE ONSITE PARKING AVAILABLE TO THE PREMISES IS INSUFFICIENT FOR TENANT’S ANTICIPATED PARKING REQUIREMENTS. THE TENANT HEREBY AGREES THAT TENANT SHALL BE RESPONSIBLE TO PROVIDE ADDITIONAL OFFSITE PARKING AT TENANT’S SOLE EXPENSE.
COMMON DRIVEWAYS AND ACCESS LANES
4.	The parties agree that the driveway between Stuart Business Center East and Stuart Business Center West is to be used jointly by the Tenant and tenants in Stuart Business Center West. This driveway is to be kept open at all times to allow the free flow of vehicular traffic for all users. The balance of the driveways in both Stuart Business Center West and Stuart Business Center East may be used as needed by the Tenant and tenants of Stuart Business Center West. All of the above applies to employees, delivery vehicles and business invitees of all tenants in both Centers.
COSTS PAID DIRECTLY BY THE TENANT
5.	As the Tenant is the sole tenant in Stuart Business Center East, the following services shall be arranged for and paid directly by the Tenant:
•	Dumpster service.

•	Security lighting.

•	Water and sewer service.

•	Electric service.
SHELL BUILDING
6.	The Landlord agrees to deliver to the Tenant a shell building with no internal improvements.

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ANNUAL FINANCIALS AND TAX RETURNS
7.	The Tenant shall furnish Landlord and First National Bank And Trust Company (Landlord’s lender) within 30 days after filing the annual return a profit and loss statement of the Tenant for such year, and a balance sheet as of the end of such year. Reports shall be prepared in accordance with generally accepted accounting principles and certified by the Chief Financial Office of the Tenant as being true and accurate.

A signed financial statement of the Guarantor shall be submitted to Landlord and First National Bank And Trust Company on each annual anniversary of this lease.

The Tenant and the Guarantor shall furnish to Landlord and First National Bank And Trust Company complete copies of annual tax returns. The returns are to be delivered within 30 days after filing with the Internal Revenue Service.
PROPERTY DAMAGE INSURANCE
8.	The Tenant agrees to obtain property damage insurance covering leasehold improvements in the amount of $50,000.00.

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ADDENDUM C
LEASE
2979 GRAN PARK WAY, STUART, FLORIDA
STUART BUSINESS CENTER EAST
SUNSHINE HOLDINGS, INC., LANDLORD
LIBERATOR MEDICAL SUPPLY, INC., TENANT
ACKNOWLEDGEMENT OF COMMENCEMENT DATE
(to be completed after issuance of Certificate of Occupancy)
1.	The parties agree that the Certificate of Occupancy of the shell warehouse was issued on April 18, 2005.

2.	The parties agree that the commencement date of this lease is April 19, 2005 which is the day after the issuance of the certificate of occupancy of the shell warehouse.
The parties agree that the monthly rent schedule is as follows:
•	August 1, 2005 to July 31, 2006 $17,110

•	August 1, 2006 to July 31, 2007 $17,970

•	August 1, 2007 to July 31, 2008 $18,870

•	August 1, 2008 to July 31, 2009 $19,820

•	August 1, 2009 to July 31, 2010 $20,800

•	August 1, 2010 to July 31, 2011 $21,840

•	August 1, 2011 to July 31, 2012 $22,930

/s/ Paul Martin Glafenhein 9/22/05	/s/ Mark Liberator 4/21/05

Sunshine Holdings, Inc., Landlord	Liberator Medical Supply, Inc., Tenant

ADDENDUM D
LEASE
2979 GRAN PARK WAY, STUART, FLORIDA
STUART BUSINESS CENTER EAST
SUNSHINE HOLDINGS, INC., LANDLORD
LIBERATOR MEDICAL SUPPLY, INC., TENANT
[ATTACH COPY OF APPROVED PLANS FOR TENANTS LEASEHOLD IMPROVEMENTS]

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INITIALS

STANDARD TERMS AND CONDITIONS
SECURITY DEPOSIT
1.	The Landlord, hereby acknowledges receipt of the security deposit, which deposit guarantees, the full and faithful performance of all the terms, conditions and obligations to be performed by the Tenant under the terms of this lease. This deposit is to be returned to the Tenant upon the expiration of this lease after all cost of returning the premises to their original condition, reasonable wear and tear excepted. Thereafter the deposit shall be applied to remaining obligations including but not limited to, rent in arrears. This deposit does not relieve the Tenant of his obligation to pay each and every payment when due. The Landlord may demand additional security during the term of this lease, should it be deemed necessary in order to guarantee that the premises shall be restored to the original condition. The Tenant’s security deposit must always equal two month rent or more on all lease increases, renewals and options.
ADDITIONAL PAYMENT REQUIREMENTS
2.	Tenant shall pay all occupational licenses, and other licenses, which are necessary in the operation of the business to be carried on in the premises. Tenant shall also pay for all utility services which may be provided to the premises, including but not limited to: gas, electric, telephone, satellite, as they from time to time shall accrue and be due and payable. Tenant shall pay all Sales and Use Taxes due on the rent payable under this lease and due as a result of business conducted on the premises. Tenant shall pay Personal Property Taxes assessed against the personal property located on the premises.
REAL ESTATE TAXES
3.	The Tenant agrees to pay to the Landlord, as part of the monthly operating expenses, the Tenants pro-rata share of the real estate taxes on the property The Landlord agrees to pay these taxes to Martin County on or before November 30th of each year to take advantage of the maximum discount offered.
INSURANCE REQUIREMENTS AND PROOF OF INSURANCE
4.	Tenant agrees to provide (on or before the commencement of this lease) at Tenant’s expense; comprehensive general liability insurance related to tenant’s premises on an occurrence basis with minimum limits of liability in an amount no less than $500,000 for bodily injury, personal injury or death to anyone person, $1,000,000 for bodily injury, personal injury or death to more than one person, and a minimum of $50,000 with respect to damage to leasehold improvements by water or otherwise. Such insurance shall also indemnify the Landlord as provided by the terms of paragraph 7 herein. The above coverage must be maintained in force at all times. All of the above insurance shall indicate the Landlord as an additional insured. In the event of payment of any loss covered by such policy, the Landlord shall be paid first by the insurance company for his loss. PRIOR TO OCCUPANCY BY THE TENANT, THE TENANT SHALL PROVlDE THE LANDLORD WITH PROOF THAT THE ABOVE. INSURANCE IS IN FULL FORCE AND EFFECT.

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INITIALS

STANDARD TERMS AND CONDITIONS
EXTENSIVE DAMAGE
5.	In the event that the premises shall be destroyed by fire or other casualty, whereby the premises shall be rendered untenantable, then the Landlord shall have the option to render the premises tenantable by repairs within 180 days. If the premises are not rendered tenantable within 180 days, the Tenant may cancel this lease by notice in writing to the Landlord within 10 days of the expiration of said 180-day period. In the event of such cancellation, the rent shall be paid only to the date of such cancellation BASED ON THE SPACE THAT WAS TENANTABLE. Under no circumstances shall the Landlord be responsible to the Tenant for any damage occasioned by the inability of the Tenant to use the premises during any period that the same shall be destroyed, damaged or injured by fire or other casualty. Except to the extent specifically set forth herein, none of the rent payable by the Tenant, nor any of the Tenant’s obligations, shall be affected by any damage to or destruction of the premises by any cause whatsoever and Tenant hereby specifically waives any and all additional rights it may otherwise have under any law or statute.
DAMAGE AND LOSS
6.	The Landlord will not be liable or responsible for any damage or loss, either to person or property, sustained by the Tenant or by other persons, due to the building or any part thereof becoming defective or out of repair due to any accident in or about the premises or due to the act or neglect of any Tenant or occupant of the building. This provision shall apply particularly, but not exclusively, to damage or loss to Tenant’s merchandise, equipment, inventory, fixtures or other personal property and to Tenant’s business, caused by water, roof leakage, odors, bursting or leaking of pipes or plumbing, wind, rain, hurricane, acts of God or other casualties or caused by any defect, latent or otherwise in any structure, equipment, pipes, wires or otherwise, comprising all or a part of the premises or the building of which the premises are a part and shall apply equally whether such damage is caused by the act or neglect of other tenants, occupants of the building or any other person and whether such damage be caused or occasioned by any circumstances above mentioned or by any other thing or circumstance whether of a like or wholly different nature. If any such damage is caused by the act or neglect of the Tenant the Landlord may at its option repair such damage whether caused to the building or tenants thereof and Tenant agrees to reimburse the Landlord for the cost of such repair. All personal property upon the premises shall be at the risk of the Tenant and the Landlord shall not be liable for any damage thereto or theft thereof. The Landlord shall not be liable for damages or repairs resulting from the stoppage or interruption of water, electric, heat, janitor or elevator service caused by riot, strike, accident or any cause over which the Landlord has no control. Nor shall the Landlord be liable for any act or neglect of janitors or other employees not authorized by the Landlord nor shall any such failure, delay or default of janitors or employees be construed or considered as an actual or constructive eviction of the Tenant nor shall it in any way operate to release the Tenant from performance of the covenants agreed to be performed by the Tenant.

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INITIALS

STANDARD TERMS AND CONDITIONS
INDEMNIFICATION
7.	The Tenant shall indemnify and save the Landlord harmless from and against any and all claims, demands, suits, actions, damages, liability and expense including attorney’s fees for or in connection with any accident, injury or damage whatsoever caused to any person or property arising directly or indirectly out of the Tenant’s tenancy or occurring in, on or about the premises or any part thereof on the sidewalks adjoining the same and any common areas and facilities within or appurtenant to the premises or arising directly or indirectly from any act or omission of the Tenant, its agents, contractors, employees, servants, invitees, licensees or subtenants, act of God or otherwise. The Tenant shall within 5 days of any of the above occurrences give notice in writing to the Landlord of any fall or other accident occurring in or around the premises or in the building of which the premises are a part or of any defect therein or in any fixtures or equipment thereon. The comprehensive general liability insurance coverage maintained by the Tenant pursuant to this lease shall specifically insure the contractual obligations of the Tenant as set forth in this paragraph.
MAINTENANCE OF THE PREMISES
8.	The Tenant shall maintain all of the interior of the leased premises including, but not limited to the electric system including electrical fixtures, air conditioning, plumbing, plumbing fixtures, exhaust fans, concrete floors, carpeting, tile, entry and overhead garage doors, locks, fire sprinklers, exit and emergency lights, security systems, communication lines, interior paint and wall covering and sewer stoppages. All of the aforesaid items shall apply regardless of ownership. The Tenant shall be solely responsible for the payment of repairs to maintain all of the above items and shall replace any item beyond repair, to the satisfaction of the Landlord; and the tenant will have ten days from day of notice to make such repairs.
IMPROVEMENTS, ALTERATIONS, FIXTURES AND EQUIPMENT
9.	On the last day of this lease, the Tenant shall quit and surrender the premises, together with all of the fixtures, alterations, additions and improvements which may have been made in, on or to the premises except movable furniture, or unattached movable trade fixtures. The Tenant shall broom clean the premises, in as good a condition and repair as the premises were in at the beginning of the term of this lease, reasonable wear and tear excepted. All the air conditioning and other mechanical equipment of every nature, must remain on the premises, and the tenant fully acknowledges that all other improvements, including but not limited to offices, partitions, lighting fixtures, electrical wiring, plumbing fixtures, mezzanines, carpeting, tile, paneling, etc. must remain on the premises regardless of ownership. However, at the Landlord’s sole discretion, the Tenant shall remove any or all of those improvements made by the Tenant. THE APPROVED IMPROVEMENTS IN ADDENDUM D SHALL REMAIN ON THE PREMISES.

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INITIALS

STANDARD TERMS AND CONDITIONS
SUBORDINATION AGREEMENT
10.	The Tenant agrees that if the Landlord secures a mortgage on the premises that this lease is and shall be subordinate to the lien of said mortgage; and the Tenant agrees that it will execute such subordination or other documents or agreements as may be requested or required by any lender. THESE LENDER’S DOCUMENTS MUST BE EXECUTED AND RETURNED BY THE TENANT WITHIN 7 DAYS AFTER RECEIPT.
APPROVAL AND PERMITS
11.	The Tenant must obtain written approval from the Landlord before any changes, alterations or improvements are made to the interior or exterior portions of the building. At the Tenant’s expense, the Tenant is required to obtain the necessary permits and plans; a copy of each is to be given to the Landlord prior to the commencement of any works.
NOTICE TO VACATE
12.	The Tenant must notify the Landlord in writing, no later than 90 days before the expiration of this lease, of its intentions to either vacate, negotiate a new lease or exercise the option agreement, if any. If the Tenant fails to notify the Landlord, in writing, the Landlord shall have the authority and right to rent the premises, and Tenant shall vacate the premises immediately on the last day of this lease. During the last 90 days of this lease the Landlord or its agents may place the usual “for rent” signs on the leased premises and show the property to prospective tenants during reasonable business hours.
NOISE, ODORS AND WASTE
13.	The Tenant will not use the interior and/or exterior portion of the premises so as to cause noise, noxious odors, accumulation of waste and garbage, vibrations from machinery, or any other disturbance or nuisance which may create undue annoyance or hardship to another tenant of the Landlord, and/or damage or impairment to Landlord’s property.

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STANDARD TERMS AND CONDITIONS
OUTSIDE ACTIVITIES PROHIBITED
14.	The Tenant shall not use the exterior of the premises for storage or business activities or any other purpose other than the normal parking of vehicles. The landlord may remove, without notice, any items at the exterior of the premises and dispose of them at his own discretion. In the event that the Landlord incurs expenses in removing these items, the Tenant shall reimburse the Landlord for these expenses WITHIN 30 DAYS AFTER RECEIPT OF THE REQUEST FOR REIMBURSEMENT. ALL AMOUNTS DUE AFTER 30 DAYS SHALL BEAR INTEREST AT 18%.
SIGN APPROVAL
15.	The Tenant must obtain approval from the Landlord prior to erecting any signs. The Landlord shall have the right to determine the location, size, material and lighting of any signs. The Landlord may, at its option, order and have the signs installed from one source, same to be at the expense of the Tenant. No painting or lettering of signs shall be permitted directly to the exterior surface of the building. The Tenant fully understands that the Landlord may remove, without notice, any such signs, which will be in violation of this lease. At the termination of this lease, at the Landlord’s sole discretion and at Tenant’s sole expense, Tenant shall remove all signs and restore the building exterior surface to its original condition.
RECEIVERSHIP, BANKRUPTCY AND INSOLVENCY
16.	The Tenant expressly covenants that, unless agreed in Writing by the Landlord, neither adverse zoning or other governmental regulations, nor receivership, bankruptcy, insolvency, nor any other event, shall operate to relieve the Tenant from the obligations of this lease. The Tenant hereby waives the defense of impossibility of performance, whether arising thereby or by reason of any other matter or event, however caused. IF THE LANDLORD REZONES THE PROPERTY SUCH REZONING SHALL NOT AFFECT THE TENANT’S RIGHT TO OCCUPY THE PREMISES.
PARKING AREA RESTRICTIONS
17.	Any vehicle in the parking area that is not capable of being driven and which remains in the parking area for a period of 5 days or more, will be considered “Junk” and the Landlord has the right to have such “Junk” vehicle or vehicles towed or removed from the premises and the Tenant shall be responsible for all towing and removal expenses. There shall be no overnight parking of vehicles. CARGO TRAILERS MAY BE PARKED ON THE PREMISES AS LONG AS THEY DO NOT BLOCK VEHICULAR TRAFFIC ON THE DRIVEWAYS.

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STANDARD TERMS AND CONDITIONS
ASSIGNMENT AND SUBLET
18.	The Tenant may not assign this lease, or let or underlet the whole or any part of the premises without the written consent of the Landlord, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD, provided: that the Tenant remains liable on the lease, and the assignee shall execute an assumption of this lease agreement in recordable form.
INSURANCE PREMIUM INCREASE
19.	The Tenant will not use the premises for any purpose, which may increase the base rate of fire, extended coverage and liability insurance. In the event the standard base rates cannot be obtained by reason the Tenant’s use of the premises, then and in that event, the Tenant shall forthwith upon notice, either desist from said unacceptable use and/or pay such additional insurance premiums.
ADDITIONAL COVENANTS OF THE TENANT
20.	a) The Tenant will pay the rent AND OPERATING EXPENSES us herein specified without notice.
b)	The Tenant will furnish AND MAINTAIN the necessary types of fire extinguisher.

c)	The Tenant will provide for the removal of his trash and waste materials.

d)	The Tenant will comply with all lawful requirements of the Board of Health, Police and Fire Departments, Municipal, County, State and Federal authorities respecting the manner in which The Tenant uses the leased premises.

e)	The Tenant agrees not to permit pets or guard dogs of any kind on the premises.

f)	The Tenant agrees not to use water for washing vehicles, machinery or equipment.
TENANT TAKES PREMISES “AS IS”
21.	The Tenant has inspected the property prior to entering into this lease and is familiar with the condition of the premises. The Tenant agrees to lease the premises in an “AS IS” condition. The Landlord and/or his agents have made no representations or warranties to the Tenant respecting the condition of the premises.

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STANDARD TERMS AND CONDITIONS
LANDLORD’S RIGHT OF ENTRY
22.	The Landlord, its’ agents or employees, shall have the right to enter the premises during all reasonable hours, to examine, make repairs, alterations, etc. as may be deemed necessary. Landlord, in his sole judgment may enter the premises at any time and by any means, if there appears to be an emergency within the premises. If the Tenant shall make any modifications such as welding plates or changes to doors or windows, the Tenant will be responsible to replace doors or windows at the Tenant’s expense.
PROPERTY LIEN
23.	ANY LIEN THAT THE TENANT PLACES ON FIXTURES ATTACHED TO THE REAL ESTATE, INCLUDING BUT NOT LIMITED TO AN ELEVATOR, MUST BE APPROVED BY THE LANDLORD AND THE TERM OF SUCH LIEN SHALL NOT EXCEED THE REMAINING TERM OF THIS LEASE. In the event legal action is necessary, the terms and conditions of this lease with respect to collection of attorney’s fees and costs by the Landlord shall apply.
NO HAZARDOUS MATERIALS
24.	The Tenant specifically represents and warrants that the use and operation of the premises shall comply with all applicable environmental laws rules and regulations. Including without limitation, the Federal Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act, and all amendments and supplements thereto. Specifically, and without limiting the generality of the foregoing, there shall not be at any time any releases or discharges of hazardous substances from the premises, nor shall any hazardous substances be located or stored in, upon or at the premises without the Landlord’s written consent. “Hazardous Substances” shall mean and include those elements or compounds which are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency or defined by any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time in effect. The Tenant hereby agrees to indemnify the Landlord and hold the Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expense, including reasonable attorneys’ fees, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against landlord by any person or entity or governmental agency for, with respect to or as a direct or indirect result of, the presence or discharge of any hazardous substance on or under the premises by or during the tenancy of the Tenant.

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INITIALS

STANDARD TERMS AND CONDITIONS
RADON GAS
25.	Radon is naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have, been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health unit.
LEGAL DEFAULT / 3 DAY NOTICE
26.	In the event of a default by the Tenant entitling the Landlord to serve a three day notice of eviction pursuant to Florida Statute Section 83.20, as now or hereafter existing and if the Landlord or the Landlord’s attorneys shall serve such a notice upon the Tenant, the Tenant agrees to pay an attorneys fee of $500.00 for each time that service of said notice is effected. Said notice shall be deemed served if accomplished in a manner described by law or by certified mail, return receipt requested. Any dishonored checks received by the Landlord from the Tenant shall be subject to a fee of $250.00.
LIQUIDATED DAMAGES
27.	The parties acknowledge and agree that all provisions contained herein with respect to liquidated damages are reasonable in amount. It being the agreement of the parties, that, as of the date hereof, actual damages that may be suffered by the Landlord in the event of default or breaches of the terms by the Tenant are incapable of ascertaining.
LEGAL FEES
28.	SHOULD THE LANDLORD PREVAIL IN ANY LEGAL PROCEEDINGS, the Tenant agrees to pay all legal fees (including actions on the appellate level) and expenses incurred by the Landlord in enforcing any of the terms hereof, or in the defense of any action brought by the Tenant, or incident to any other litigation or negotiation in which the Landlord shall become involved, subsequent to the date of the execution of this lease, through or on account of this lease.

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STANDARD TERMS AND CONDITIONS
SET-OFFS
29.	With respect to any provision of this lease, which provides that, the Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval. The Tenant, in no event, shall be entitled to make nor shall Tenant make any claim for and Tenant hereby waives any claim for money damages; nor shall tenant claim any money damages by way of set-off, counterclaim or defense, based upon any claim or assertion by the Tenant that the Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but the Tenant’s sole remedy shall be an action or proceeding to enforce any such provision.
DELAY IN DELIVERY
30.	It is expressly agreed by the parties that the Landlord shall have no liability to the Tenant whatsoever if the Landlord shall be unable to deliver possession of the premises to the Tenant on the date of the commencement of the term hereof for any reason whatsoever, including but not limited to the fact that the building in which the premises are located has not been completely or sufficiently completed to make the premises ready for occupancy. Under such circumstances, the rental reserved and covenanted to be paid herein shall be abated pending the making available of the premises to the Tenant. No such failure to, deliver possession of the premises on the commencement date of the term of this lease shall in any manner affect the validity of this lease or its terms.
ABATEMENT OF RENT — COUNTERCLAIMS
31.	The Tenant shall not be entitled to any abatement of rent or rental value or diminution of rent in any eviction or distress action or proceeding instituted by the Landlord for non-payment of rent or additional rent or in any eviction or distress action or proceeding by reason of any breach or default by the Landlord of any covenant contained in this lease on its part to be performed. The Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding. The Tenant shall not have the right of set-off by way of damages, recoupment or counterclaim for any damages, which the Tenant may have sustained by reason of Landlord’s failure to perform any of the terms, covenants or conditions contained in the lease. The Tenant shall, however, have the right to commence independent action for any relief to which the Tenant may deem it is entitled.
WAIVER OF SUBROGATION
32.	The Tenant hereby waives all right of subrogation against the Landlord as respects any insurance proceeds that it may collect from its own insurance carrier.

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INITIALS

STANDARD TERMS AND CONDITIONS
WAIVER OF JURY TRIAL
33.	It is mutually agreed by and between the Landlord and the Tenant that they hereby waive trial by jury in any action or proceeding brought by either party pertaining to any matter whatsoever arising out of or in any way connected with this lease or Tenant’s occupancy of the premises.
SURRENDER OF PREMISES
34.	Unless expressly so stated in writing by the Landlord, no act or thing done or omitted by the Landlord or Landlord’s agents during the term of this lease shall constitute an eviction by the Landlord, nor shall any such act or thing done be deemed an acceptance of the surrender of the premises and no agreement to accept a surrender shall be valid unless in writing signed by the Landlord. No employee of the Landlord or Landlord’s agent shall have any power to accept the keys of the premises prior to the termination of this lease. The delivery of keys to any employee of the Landlord shall not operate as a termination of the lease or a surrender of the premises.
MECHANICS LIENS
35.	The Tenant shall not do any act or make any contract, which may create or be the foundation for any lien or other encumbrance upon any interest of the Landlord in the premises. If, as the result of any act, or omission or alleged act or omission of the Tenant, any mechanic’s, materialmen’s, laborer’s or other lien charge or order for the payment of money or other encumbrance shall be filed against the Landlord or any portion of the premises, whether or not such lien, charge, order or encumbrance is valid or enforceable as such, the Tenant shall, at its own cost and expense, cause the same to be discharged of record or bonded within 10 cays after notice to the Tenant of the filing thereto. The Tenant shall indemnify and save harmless the Landlord from all cost, liabilities, suits, penalties, claims and demands, including reasonable attorney’s fees, resulting therefrom. At the Landlord’s option the Tenant will furnish lien waivers or a bond in form and with surety satisfactory the Landlord prior to commencing any work in connection with making alterations or improvements to the premises. If the Tenant fails to comply with the foregoing provisions, the Landlord shall have the option of discharging or bonding any such lien, charge, order or encumbrance, and the Tenant agrees to reimburse the Landlord for all costs, expense and other sums of money in connection therewith upon demand. All materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with the Tenant for furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the premises are hereby charged with notice that they must look exclusively to the Tenant to obtain payment for same, and the Tenant agrees to so inform such persons.

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INITIALS

STANDARD TERMS AND CONDITIONS
LANDLORD’S REIMBURSEMENT
36.	Wherever throughout this lease, the Tenant is required to do any act or expend any money to a third party, including but not limited to the repair and maintenance of the premises and trash removal, if the Tenant refuses or neglects to perform any such act or make any such payment the Landlord may, without notice, cause said act to be performed or expend said money on behalf of and for the account of the Tenant, and in such event, the Tenant shall reimburse the Landlord for all such expenditures within ten days from demand therefore by the Landlord.
ADDITIONAL RENT
37.	All sums of money, which may, in addition to the rent herein provided, be due and payable by the Tenant to the Landlord pursuant to any of terms of this lease, shall be considered as additional rental.
NOTICE
38.	Any notice, approval, consent or other communication required or permitted to be served pursuant to this lease shall be considered served on the Landlord if delivered to the Landlord and receipted therefore in writing or delivered to the Landlord and receipted therefore by certified mail with “return receipt requested”, at the address set forth herein or such other address as the Landlord from time to time has designated in writing. Any notices, approvals, consents or other communications required or permitted to be delivered to the Tenant shall be deemed delivered if delivered to the premises, or deposited in the United State mail, postage prepaid, and addressed to the premises.
FLORIDA LAW GOVERNS
39.	The laws of the State of Florida shall govern this agreement.
LANDLORD AND TENANT RELATIONSHIP
40.	Nothing contained in this lease shall be construed to create the relationship of principal and agent, partnership, joint venture or any other relationship between the parties hereto other than the relationship of landlord and tenant.

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INITIALS

STANDARD TERMS AND CONDITIONS
SECURITY SERVICE
41.	If the Landlord deems it necessary to obtain security service for the protection of the Tenant, in that event the Landlord shall have the authority to assess each tenant within the premises an amount based upon the square footage of the tenants premises. The payment will be assessed and become due and payable with the monthly rent. This assessment shall be based upon the actual cost of service.
SALE OF BUSINESS
42.	In the event the business of the Tenant is sold the Landlord has the option to adjust the rent WITH A MAXIMUM INCREASE OF 25% and a new lease shall be made between the new buyer and the Landlord. IF THE LANDLORD APPROVES THE NEW OWNER, MARK LIBRATORE SHALL BE RELEASED FROM HIS PERSONAL GUARANTEE.
TIME IS OF THE ESSENCE
43.	Time is of the essence in all provisions of this lease.
PROPERTY IS SUITABLE
44.	The Tenant has determined that the property is suitable for its needs in all respects, including but not limited to zoning or other governmental regulations.
FAILURE TO ENFORCE
45.	NO FAILURE BY THE LANDLORD TO ENFORCE ANY OF THE TERMS AND CONDITIONS OF THIS LEASE SHALL BE DEEMED A WAIVER BY THE LANDLORD.
LENDERS APPROVAL
46.	THIS LEASE IS SUBJECT TO APPROVAL BY LANDLORD’S LENDER.
ENTIRE AGREEMENT
47.	This lease contains the entire agreement between the Landlord and Tenant with respect to its subject matter and may be amended only by subsequent written agreement between them. Except for those which are set forth in this lease, no representations, warranties, or agreements have been made by the Landlord or Tenant to one another with respect to this lease.

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INITIALS